UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 20, 2016

BioCorRx Inc.
(Exact name of registrant as specified in its charter)

333-153381

(Commission File Number)

Nevada	26-0685980
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

601 N. Parkcenter Drive, Suite 103

Santa Ana, California 92705

(Address of principal executive offices)

(714) 462-4880

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

BioCorRx Inc., a Nevada corporation (the "Company"), signed five year Supply and Distribution Agreements (collectively, the "Distribution Agreements") with each of Metabolic Health and Wellness of Creve Couer ("MHW") on January 21, 2016 (the "MHW Agreement) and Stephen H. Cruikshank, M.D. on January 20, 2016 (the "Cruikshank Agreement"). The MHW Distribution Agreement was effective as of January 20, 2016 and the Cruikshank Agreement was effective on January 6, 2016. The Company is involved in establishing certain addiction therapeutic and rehabilitation programs (the "BR Program") consisting of a Naltrexone implant that is placed under the skin in the lower abdomen (the "Naltrexone Implant") coupled with life coaching/counseling sessions from specialized life coaches/counselors.

In accordance with the terms and provisions of the Distribution Agreements: (i) the Company has granted to each of MHW and Dr. Cruikshank, for the term of the Distribution Agreements, a right to distribute the BR Program, including purchase of the Naltrexone Implant, in the applicable Territory, which is defined in the MHW Distribution Agreement as Metabolic Health and Wellness of Creve Couer, 6220 S. Lindbergh Blvd, Suite 203, Saint Louis, MO 63123 and the Cruikshank Agreement as Stephen H. Cruikshank, M.D., 122 Gateway Blvd., #200, Mooresville, NC 28117, (ii) the Company has agreed to furnish each of MHW and Dr. Cruikshank at no additional cost, educational resources, research findings and educational materials, resources and information associated with effective uses of the Naltrexone Implant and the BR Program, and (iii) each of MHW and Dr. Cruikshank has agreed to pay to the Company a program access fee for each BR Program, which includes access to the Naltrexone Implant, which fee may be renegotiated following a 18 month period from the execution date.

The Distribution Agreements may be terminated (i) in the event of the bankruptcy or insolvency of either party, (ii) if either party is in material breach of or in non-compliance with any of the terms of the Distribution Agreements and such breach is not cured within thirty days of the date of notice, or (iii) upon mutual agreement of the parties. Either the Company or MHW or Dr. Cruikshank, as applicable, may elect to non-renew the Distribution Agreements by providing written notice to the other party at least sixty days prior to the date upon which the Distribution Agreements will expire.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this Form 8-K:

10.1	Supply and Distribution Agreement, by and between the Company and MHW, signed January 21, 2016*

10.2	Supply and Distribution Agreement, by and between the Company and Dr. Cruikshank, signed January 20, 2016*

___________

*	A portion of the Exhibits have been omitted and a Confidential Treatment Request will be filed with the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCORRX INC.

Date: January 26, 2016	By:	/s/ Lourdes Felix
Lourdes Felix Chief Financial Officer and Director